State Farm Mutual Fund Trust Money Market Fund	Summary Prospectus May 1, 2013

Ticker: MNAXX (Class A), MNBXX (Class B), SAAXX (Legacy Class A), SABXX (Legacy Class B)

Before you invest, you may want to review the fund’s prospectus and statement of additional information, which contain more information about the fund and its risks. You can find the fund’s prospectus, statement of additional information and other information about the fund online at http://www.statefarm.com/mutual-funds/resources-tools/prospectus.asp. You can also get this information at no cost by calling 1-800-447-4930 or by sending an email request to mutualfunds@statefarm.com. The current prospectus and statement of additional information, dated May 1, 2013, are incorporated by reference into this summary prospectus.

Investment Objective:    The State Farm Money Market Fund (the “Money Market Fund” or the “Fund”) seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity.

What are the costs of investing in the Fund?

The following table describes the fees and expenses you would pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 within the State Farm Mutual Fund Trust. More information about these and other discounts is available from your financial professional and in the Reduced Sales Charge Options section on page 83 of the Fund’s prospectus.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class B	Legacy Class A	Legacy Class B
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lesser of redemption value or cost at time of purchase)	None	3.00%	None	3.00%
Maximum account fee*	None	None	None	None

*	For certain types of accounts, if your account balance falls below $5,000 at the close of business on the second business day of the last month in a calendar quarter (i.e. the second business day of March, June, September and December), the account will be charged an Account Fee of $10.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Legacy Class A	Legacy Class B
Management fees	0.10%	0.10%	0.10%	0.10%
Distribution [and/or Service] (12b-1 fees) fees	0.15%	0.55%	0.15%	0.55%
Other Expenses	0.34%	0.34%	0.34%	0.34%
Acquired Fund Fees & Expenses	0.00%	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses	0.59%	0.99%	0.59%	0.99%

Example:    This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	After 1 year	After 3 years	After 5 years	After 10 years
Class A	$ 60	$189	$329	$ 738
Class B	$401	$590	$747	$1,102
Legacy Class A	$ 60	$189	$329	$ 738
Legacy Class B	$401	$590	$747	$1,100

You would pay the following expenses if you did not redeem your shares:

	After 1 year	After 3 years	After 5 years	After 10 years
Class B	$101	$315	$547	$1,100
Legacy Class B	$101	$315	$547	$1,100

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Principal Investment Strategies

Unlike the other Funds, the Money Market Fund seeks to maintain a stable net asset value (“NAV”) of $1.00 per share. The Fund invests exclusively in short-term, U.S. dollar-denominated money market securities, including those issued by U.S. and foreign financial institutions, corporate issuers, the U.S. Government and its agencies and instrumentalities, municipalities, foreign governments, and multi-national organizations, such as the World Bank.

Among the securities that the Money Market Fund may invest in are the following:

•

Securities issued or guaranteed by the U.S. Government or its agencies, including Treasury Bills, notes, and securities issued by U.S. government agencies such as the Federal National Mortgage Association.

•	Commercial paper issued or guaranteed by U.S. corporations and certain other entities that are rated in the two highest rating categories of a NRSRO.

•	Repurchase agreements with certain parties.

•

Certain obligations of large (more than $1 billion in total assets) U.S. banks and their subsidiaries (including, certain Canadian affiliates), including, but not limited to, bank notes, commercial paper, and certificates of deposit.

•	Other short-term obligations issued by or guaranteed by U.S. corporations, state and municipal governments, or other entities.

•	Securities backed by mortgages, consumer loans and other assets.

Principal Risks of Investing in the Fund

Investors who purchase shares of the Fund are subject to various risks, and it is possible for you to lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment by maintaining a stable NAV of $1.00 per share, the Fund may not succeed and you may lose money by investing in the Fund. An investment in this Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or another government agency. An investor in the Fund is subject to the following types of risks:

•

Management Risk.    The assessment by the Fund’s investment adviser of the securities to be purchased or sold by the Fund may prove incorrect, resulting in losses or poor performance, even in a rising market.

•

Interest Rate Risk and Call Risk.    The risk that the bonds the Fund holds may decline in value due to an increase in interest rates. All bonds, including those issued by the U.S. Government, are subject to interest rate risk. Bonds with longer maturities are affected more by interest rate movements than bonds with shorter maturities. Another risk associated with interest rate changes is call risk. Call risk is the risk that during periods of falling interest rates, a bond issuer will “call” or repay a higher yielding bond before the maturity date of the bond. Under these circumstances, the Fund may have to reinvest the proceeds in an investment that provides a lower yield than the called bond.

•

Credit Risk.    The risk that a bond issuer fails to make principal or interest payments when due to the Fund, or that the credit quality of the issuer falls. Corporate bonds are subject to greater credit risk than U.S. Government bonds.

•	Income Risk. The risk that the income from the bonds the Fund holds will decline in value due to falling interest rates.

•	Inflation Risk. The risk that the value of the assets or income from an investment will be worth less in the future as inflation decreases the value of money.

An investment in the Fund may be appropriate for you if you seek stability of principal, an investment for the cash portion of an asset allocation plan or are looking for an investment with a lower degree of risk. The Fund may not be suitable for you if you are seeking an investment that is likely to significantly outpace inflation, are investing for retirement or other longer term goals or are investing for growth or maximum current income.

Investment Results

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart shows changes in the Fund’s returns year to year. The information in the bar chart relates to Legacy Class A shares. Sales loads are not reflected in the bar charts, and if the amounts were included, the returns would be lower than indicated. The table compares the Fund’s average annual total returns for the periods listed to a measure of market performance. This information is intended to help you assess the variability of Fund returns over the periods listed. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information for the Fund is available at http://www.statefarm.com/mutual-funds/resources-tools/fund-performance/fund-performance.asp or by calling 1-800-447-4930.

Annual Total Returns for Calendar Years

The Fund’s best and worst quarters during the periods indicated in the bar chart were:

Best quarter: 1.20%,

during the fourth quarter of 2006.

Worst quarter: 0.00%,

during the fourth quarter of 2012.

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Average Annual Total Returns

(For the periods ended December 31, 2012)

Money Market Fund	1 Year	5 Years	10 Years (or life of class, if less)
Legacy Class A Shares
• Return Before Taxes	0.00%	0.41%	1.50%
Legacy Class B Shares
• Return Before Taxes	-3.00%	-0.07%	1.26%
Class A Shares (Inception Date May 1, 2006)
• Return Before Taxes	0.00%	0.41%	1.48%
Class B Shares (Inception Date May 1, 2006)
• Return Before Taxes	-3.00%	-0.07%	1.30%

The Money Market Fund’s current seven-day yield on December 31, 2012 was 0.00% for all four share classes offered in this prospectus.

Fund Management

Investment Adviser—The investment adviser to the Fund is State Farm Investment Management Corp.

Purchase and Sale of Fund Shares

Minimum Investments

Initial Investment—To open an account by check or ACH without an automatic investment plan (“AIP”)	$250 (per fund)
Initial Investment—To open an account by check or ACH with an AIP	$50 (per fund)
Subsequent investments by check, ACH, or AIP	$50 (per fund)

On any day the New York Stock Exchange is open for regular trading, you may sell (redeem) your shares by sending a written request to State Farm Mutual Funds, P.O. Box 219548, Kansas City, Missouri 64121-9548; telephoning 1-800-447-4930, if you have telephone redemption privileges; faxing your request to (816) 471-4832; or by visiting www.statefarm.com, clicking on the “Mutual Funds” link, and following the instructions presented on the screen.

Tax Information

The Fund intends to make distributions that may be taxed for federal income tax purposes as ordinary income or capital gains.

Financial Intermediary Compensation

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

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